UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐->Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐->Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐->Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐->Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition

On October 29, 2020, South State Corporation (“South State” or the “Company”) issued a press release announcing its financial results for the third quarter and three months ended September 30, 2020, along with certain other financial information. Copies of the Company’s press release and presentation are attached as Exhibit 99.1 and 99.2, respectively, to this report and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 29, 2020, the Company also made available the presentation (“Presentation”) prepared for use with the press release during the earnings conference call on October 30, 2020.  Attached hereto and incorporated herein as Exhibit 99.2 is the text of that presentation.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Presentation filed as Exhibit 99.2  to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:  (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (3) potential deterioration in real estate values; (4) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (5) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (6) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (7) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (8) risks associated with an anticipated in-crease in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (9) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (10) transaction risk arising from problems with service or product de-livery; (11) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (12) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted CARES Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (13) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (14) reputation risk that adversely affects earnings or capital arising from negative public opinion; (15) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (16) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside ser-vice providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (17) greater than expected noninterest expenses; (18) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (19) excessive loan losses; (20) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, the merger with CSFL within the expected time frame, and ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (21) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the merger with CSFL integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (22) the risks of fluctuations in market prices for South State com-mon stock that may or may not reflect economic condition or performance of South State; (23) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; (24) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; (25) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the recent outbreak of the COVID-19 coronavirus, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on South State and its customers and other constituencies; and (26) other risks related to the merger of South State and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, and (27) other factors that may affect future results of South State and CenterState, as dis-closed in South State’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and CenterState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed by South State or CenterState, as applicable, with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits:

	Exhibit No.	Description

	Exhibit 99.1	Press release dated October 29, 2020

	Exhibit 99.2	Presentation for South State Corporation Earnings Call

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: October 29, 2020

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